UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2005 ev3 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Nathan Lane North
Plymouth, Minnesota		55442
(Address of Principal Executive Offices)		(Zip Code)

(763) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On December 8, 2005, ev3 Inc., a Delaware corporation (“ev3”), issued a press release announcing that it expects the previously announced merger (the “Merger”) of a wholly owned subsidiary of ev3 into Micro Therapeutics, Inc., a Delaware corporation (“MTI”), to be completed on or about January 6, 2006 and that an information statement/prospectus relating to the Merger was mailed on December 7, 2005 to MTI stockholders of record at the close of business on November 14, 2005.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release of ev3 Inc., dated December 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2005	ev3 Inc.

	By:	/s/ L. Cecily Hines
		Name:	L. Cecily Hines
		Title:	Vice President, Secretary
and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of ev3 Inc., dated December 8, 2005